CONFORMED COPY













                       GUARANTEE AND COLLATERAL AGREEMENT


                                     made by


                              AUDIOVOX CORPORATION


                         and certain of its Subsidiaries


                                   in favor of


                              JPMORGAN CHASE BANK,
                             as Administrative Agent


                            Dated as of July 15, 2004







                                    Exhibit 99.2

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


                                Table of Contents

                                                                                                               Page


Section 1.        DEFINED TERMS...................................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Other Definitional Provisions...................................................................3

Section 2.        Guarantee.......................................................................................3
         2.1      Guarantee.......................................................................................3
         2.2      Right of Contribution...........................................................................4
         2.3      No Subrogation..................................................................................4
         2.4      Amendments, etc. with respect to the Borrower Obligations.......................................5
         2.5      Guarantee Absolute and Unconditional............................................................5
         2.6      Reinstatement...................................................................................6
         2.7      Payments........................................................................................6

Section 3.        GRANT OF SECURITY INTEREST......................................................................6

Section 4.        REPRESENTATIONS AND WARRANTIES..................................................................7
         4.1      Title; No Other Liens...........................................................................7
         4.2      Perfected First Priority Liens..................................................................7
         4.3      Jurisdiction of Organization; Chief Executive Office............................................7
         4.4      Inventory.......................................................................................7
         4.5      Farm Products...................................................................................7
         4.6      Pledged Stock...................................................................................8
         4.7      Accounts........................................................................................8

Section 5.        COVENANTS.......................................................................................8
         5.1      Delivery of Instruments, Certificated Securities and Chattel Paper..............................8
         5.2      Maintenance of Insurance........................................................................8
         5.3      Payment of Obligations..........................................................................9
         5.4      Maintenance of Perfected Security Interest; Further Documentation...............................9
         5.5      Changes in Name, etc............................................................................9
         5.6       Notices.......................................................................................10
         5.7      Pledged Stock..................................................................................10

Section 6.        REMEDIAL PROVISIONS............................................................................11
         6.1      Certain Matters Relating to Accounts...........................................................11
         6.2      Communications with Obligors; Grantors Remain Liable...........................................11
         6.3      Pledged Stock..................................................................................12
         6.4      Proceeds to be Turned Over To Administrative Agent.............................................13
         6.5      Application of Proceeds........................................................................13
         6.6      Code and Other Remedies........................................................................14
         6.7      Registration Rights............................................................................14
         6.8      Deficiency.....................................................................................15

Section 7.        THE ADMINISTRATIVE AGENT.......................................................................15
         7.1      Administrative Agent's Appointment as Attorney-in-Fact, etc....................................15
         7.2      Duty of Administrative Agent...................................................................17

                                       i

         7.3      Execution of Financing Statements..............................................................17
         7.4      Authority of Administrative Agent..............................................................17

Section 8.        MISCELLANEOUS..................................................................................18
         8.1      Amendments in Writing..........................................................................18
         8.2      Notices........................................................................................18
         8.3      No Waiver by Course of Conduct; Cumulative Remedies............................................18
         8.4      Enforcement Expenses; Indemnification..........................................................18
         8.5      Successors and Assigns.........................................................................19
         8.6      Set-Off........................................................................................19
         8.7      Counterparts...................................................................................19
         8.8      Severability...................................................................................19
         8.9      Section Headings...............................................................................19
         8.10     Integration....................................................................................20
         8.11     GOVERNING LAW..................................................................................20
         8.12     Submission To Jurisdiction; Waivers............................................................20
         8.13     Acknowledgements...............................................................................20
         8.14     Additional Grantors............................................................................21
         8.15     Releases.......................................................................................21
         8.16     WAIVER OF JURY TRIAL...........................................................................21
         8.17     Continuing Effect..............................................................................21


SCHEDULES

Schedule 1........Notice Addresses
Schedule 2........Pledged Stock
Schedule 3........Jurisdictions of Organization and Chief Executive Offices
Schedule 4........Inventory

ANNEXES

Annex 1  Assumption Agreement
Annex 2  Acknowledgement and Consent

                       GUARANTEE AND COLLATERAL AGREEMENT

     GUARANTEE AND COLLATERAL AGREEMENT, dated as of July 15, 2004, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of JPMorgan Chase Bank, as Administrative Agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") from time to time parties to the Fifth Amended and Restated Credit Agreement, dated as of July 15, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Audiovox Corporation (the "Borrower"), the Lenders and the Administrative Agent.

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

     WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

     WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

     WHEREAS, it is a condition precedent to the amendment and restatement of the Existing Credit Agreement (as defined in the Credit Agreement) and the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders pursuant to which the Security Documents (as defined in the Existing Credit Agreement) which secure the Existing Credit Agreement will be amended and restated and the Liens created thereby will continue to secure the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

                        Section 1......... DEFINED TERMS

     1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New

York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Farm Products, Instruments, Inventory and Supporting Obligations.

     (b) The following terms shall have the following meanings:

     "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

     "Borrower Obligations": the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender (or, in the case of any Specified Swap Agreement, any Affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, any Acceptance, any Letter of Credit, any Specified Swap Agreement or any other document made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

     "Collateral": as defined in Section 3.

     "Collateral   Account":   any   collateral   account   established  by  the
Administrative Agent as provided in Section 6.1 or 6.4.

     "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

     "Guarantors": the collective reference to each Grantor other than the Borrower.

     "Inventory Documents": as to any Person at any time, all Documents relating to or evidencing the right to any Inventory of such Person at such time.

     "Issuers": the collective reference to each issuer of any Pledged Stock.

     "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

     "Obligations": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

     "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares of Capital Stock of any Wholly Owned Foreign Subsidiary that is not a Grantor.

     "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions or payments with respect thereto.

     "Securities Act": the Securities Act of 1933, as amended.

     "Specified Swap Agreement": any Swap Agreement entered into by the Borrower and any Lender or affiliate thereof in respect of interest rates or currency exchange rates.

     "Swap Agreement": any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates or currencies.

     1.2 Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (c) Where the context requires, (i) terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof and (ii) the term "Lender" shall include
(A) any Affiliate of any Lender that is the holder of Borrower  Obligations  and
(B) the Administrative Agent.

                          Section 2......... Guarantee

     2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

     (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

     (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full, no Letter of Credit or Acceptance shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

     (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full, no Letter of Credit or Acceptance shall be outstanding and the Commitments are terminated.

     2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Lenders, and each Guarantor shall remain liable to the Administrative Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

     2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by the Borrower on account of the Borrower Obligations are paid in full, no Letter of Credit or Acceptance shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative

Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     2.4 Amendments, etc. with respect to the Borrower Obligations . Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

     2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and

                                                                               6
remedies hereunder against any Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     2.6 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Funding Office.

                 Section 3......... GRANT OF SECURITY INTEREST

     Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

     (a) all Accounts;

     (b) all Inventory;

     (c) all Inventory Documents;

     (d) all Pledged Stock;

     (e) all books and records pertaining to the Collateral; and

     (f) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

     provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law, except to the extent that such Requirement of Law is ineffective under applicable law.

               Section 4......... REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each Lender that:

     4.1 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

     4.2 Perfected First Priority Liens . The security interests granted pursuant to this Agreement (a) constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

     4.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business, as the case may be, are specified on Schedule 3. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and short-form good standing certificate as of a date which is recent to the date hereof.

     4.4 Inventory. On the date hereof, such Grantor's Inventory is kept at the locations listed on Schedule 4.

     4.5 Farm Products. None of such Grantor's Collateral constitutes, or is the Proceeds of, Farm Products.

     4.6 Pledged Stock. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor.

     (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

     (c) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

     4.7 Accounts. (a) No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

     (b) None of the obligors on any Accounts is a Governmental Authority.

     (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Accounts will at such times be accurate.

                          Section 5......... COVENANTS

     Each Grantor covenants and agrees with the Administrative Agent and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit or Acceptance shall be outstanding and the Commitments shall have terminated:

     5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     5.2......Maintenance  of Insurance.  (a) Such Grantor will  maintain,  with financially sound and reputable companies, insurance policies (i) insuring the Inventory against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Administrative Agent and the Lenders against liability for personal injury and property damage relating to such Inventory, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

     (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent.

     (c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower's audited annual financial statements and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

     5.3......Payment  of  Obligations.  Such Grantor will pay and  discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

     5.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section
4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

     (b) Such Grantor will furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

     (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and
(ii) in the case of Pledged Stock and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

     5.5 Changes in Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in
Section 4.3 or (ii) change its name.

     5.6 .........Notices. Such Grantor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:

     (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and

     (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

     5.7 Pledged Stock. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the Lenders, hold the same in trust for the Administrative Agent and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

     (b) Without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Stock or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Pledged Stock or Proceeds thereof.

     (c) In the case of each Grantor which is an Issuer, such Issuer agrees that
(i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Pledged Stock issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Pledged Stock issued by it.

                     Section 6......... REMEDIAL PROVISIONS

     6.1 Certain Matters Relating to Accounts. (a) The Administrative Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

     (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Accounts, subject to the Administrative Agent's direction and control, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business
Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

     6.2 Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time communicate with obligors under the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

     (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Accounts that the Accounts have been assigned to the

Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

     (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     6.3 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock, paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

     (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Administrative Agent may determine, and (ii) any or all of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Pledged Stock pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Stock directly to the Administrative Agent.

     6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the Lenders specified in Section 6.1 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the
Administrative Agent and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

     6.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

          First,   to  pay   incurred  and  unpaid  fees  and  expenses  of  the
     Administrative Agent under the Loan Documents;

          Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lenders;

          Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Lenders according to the amounts of the Obligations then held by the Lenders; and

          Fourth, any balance remaining after the Obligations shall have been paid in full, no Letters of Credit or Acceptances shall be outstanding and the Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

     6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     6.7 Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the

Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act. (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this
Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

                  Section 7......... THE ADMINISTRATIVE AGENT

     7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

          (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Account or with respect to any other Collateral whenever payable;

          (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

          (iii)execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

          (iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

     (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     7.2 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     7.3 Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

     7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the

Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            Section 8. MISCELLANEOUS

     8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 13.1 of the Credit Agreement.

     8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 13.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

     8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     8.4 Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Administrative Agent.

     (b) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) Each Guarantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 13.5 of the Credit Agreement.

     (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

     8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

     8.6 Set-Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each Lender at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against and on account of the obligations and liabilities of such Grantor to the Administrative Agent or such Lender hereunder and claims of every nature and description of the
Administrative Agent or such Lender against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Lender may elect, whether or not the Administrative Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by the Administrative Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

     8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     8.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

     8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     8.12 Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     8.13 Acknowledgements. Each Grantor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

     (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

     8.14 Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 9.7 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

     8.15 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than Obligations in respect of Specified Swap Agreements) shall have been paid in full, the Commitments have been terminated and no Letters of Credit or Acceptances shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.

     8.16  WAIVER  OF  JURY  TRIAL.   EACH  GRANTOR   HEREBY   IRREVOCABLY   AND
UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     8.17 Continuing Effect. This Agreement constitutes an amendment and restatement of all the existing Security Documents (as defined in the Existing Credit Agreement) which guarantee and secure the Existing Credit Agreement and such Security Documents (and the Liens created thereunder) shall continue in full force and effect (after giving effect to the amendment and restatement thereof pursuant to this Agreement) and shall not be or be deemed to be released or terminated as a result of the execution and delivery of this Agreement.

     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.



                                      AUDIOVOX CORPORATION


                                      By: /s/  Charles M. Stoehr
                                          -------------------------------
                                             Name:     Charles M. Stoehr
                                             Title:    Senior Vice President/CFO


                                      QUINTEX MOBILE COMMUNICATIONS CORP.


                                      By: /s/  Charles M. Stoehr
                                          -------------------------------
                                              Name:     Charles M. Stoehr
                                              Title:    Vice President


                                      AMERICAN RADIO CORP.


                                      By: /s/  Charles M. Stoehr
                                          -------------------------------------
                                              Name:     Charles M. Stoehr
                                              Title:    Vice President

                                      AUDIOVOX INTERNATIONAL CORP.


                                      By: /s/  Charles M. Stoehr
                                          -------------------------------------
                                              Name:     Charles M. Stoehr
                                              Title:    Vice President

                                      AUDIOVOX CANADA LIMITED


                                      By: /s/  Charles M. Stoehr
                                          -------------------------------------
                                              Name:     Charles M. Stoehr
                                              Title:    Vice President

                                      AUDIOVOX HOLDING CORP.


                                      By: /s/  Peter Tsikos
                                          -------------------------------------
                                              Name:     Peter Tsikos
                                              Title:    Secretary

                                      AUDIOVOX ASIA INC.


                                      By: /s/  Patrick M. Lavelle
                                          -------------------------------------
                                              Name:     Patrick M. Lavelle
                                              Title:    Vice President

                                      AUDIOVOX LATIN AMERICA LTD.


                                      By: /s/  Charles M. Stoehr
                                          -------------------------------------
                                              Name:     Charles M. Stoehr
                                              Title:    Vice President

                                      AUDIOVOX COMMUNICATIONS CORP.


                                      By: /s/  Charles M. Stoehr
                                          -------------------------------------
                                              Name:     Charles M. Stoehr
                                              Title:    Secretary

                                      AUDIOVOX ELECTRONICS CORP.


                                      By: /s/  Patrick M. Lavelle
                                          -------------------------------------
                                              Name:     Patrick M. Lavelle
                                              Title:    President


                                      CODE SYSTEMS, INC.

                                      By: /s/  Patrick M. Lavelle
                                          -------------------------------------
                                              Name:     Patrick M. Lavelle
                                              Title:    President

                                      AUDIOVOX COMMUNICATIONS CANADA CO.

                                      By: /s/  Charles M. Stoehr
                                          -------------------------------------
                                              Name:     Charles M. Stoehr
                                              Title:    Vice President

                                                                      Schedule 1



                         NOTICE ADDRESSES OF GUARANTORS

                                                                      Schedule 2



                          DESCRIPTION OF PLEDGED STOCK

Pledged Stock:


 Issuer             Class of Stock       Stock Certificate No.     No. of Shares
--------------     -----------------    ------------------------   -------------

                                                                      Schedule 3



       LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE


       Grantor                      Jurisdiction of            Location of Chief
                                      Organization              Executive Office

                                                                      Schedule 4



                             LOCATIONS OF INVENTORY


                   Grantor                                             Locations

                                                                      Annex 1 to
                                              Guarantee and Collateral Agreement



     ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________ (the "Additional Grantor"), in favor of JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions or entities (the "Lenders") parties to the Fifth Amended and Restated Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, Audiovox Corporation (the "Borrower"), the Lenders and the Administrative Agent have entered into a Fifth Amended and Restated Credit Agreement, dated as of July 15, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

     WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of July 15, 2004 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Lenders;

     WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

     WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

     NOW, THEREFORE, IT IS AGREED:

     1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

     2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                             [ADDITIONAL GRANTOR]



                                             By:___________________________
                                                  Name:
                                                  Title:

                                                                    Annex 1-A to
                                                            Assumption Agreement



                                   SCHEDULE 1
                    TO THE GUARANTEE AND COLLATERAL AGREEMENT
                         NOTICE ADDRESSES OF GUARANTORS



SUBSIDIARY                                    ADDRESS

Quintex Mobile Communications Corp.           c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370

Audiovox Communications Corp.                 c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370

American Radio Corp.                          c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370

Audiovox International Corp.                  c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370


Audiovox Holding Corp.                        c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370


Audiovox Asia Inc.                            c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370


Audiovox Latin America Ltd.                   c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370


Audiovox Canada Limited                       c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370

Audiovox Electronics Corp.                    c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370


Code Systems, Inc.                            c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370


Audiovox Communications Canada Co.            c/o Audiovox Corporation
                                              150 Marcus Blvd.
                                              P.O. Box 18000
                                              Hauppauge, NY 11788-1800
                                              Attn: Charles M. Stoehr
                                                       Sr. Vice
                                              President & CFO Tel.
                                              (631) 231-7750 Fax
                                              (631) 231-1370

                                   SCHEDULE 2
                    TO THE GUARANTEE AND COLLATERAL AGREEMENT

                          DESCRIPTION OF PLEDGED STOCK


Pledged Stock:

Issuer                    Class of Stock   Stock Certificate No.   No. of Shares
---------------           --------------   ---------------------   ------------


Audiovox Electronics
  Corporation             Common                  1                    100

Audiovox Holding Corp.    Common                  1                     10


                                   SCHEDULE 3
                    TO THE GUARANTEE AND COLLATERAL AGREEMENT


                    LOCATION OF JURISDICTION OF ORGANIZATION
                           AND CHIEF EXECUTIVE OFFICE


   Grantor                                             Jurisdiction of                  Location of Chief
                                                 Organization/Registration No.          Executive Office


Audiovox Corporation                                        Delaware                     150 Marcus Blvd.
                                                            No. 2123128                  Hauppauge, NY  11788
Quintex Mobile Communications Corp.                         Delaware                     525 Wireless Blvd.
                                                            No. 2075896                  Hauppauge, NY 11788

Audiovox Communications Corp.                               Delaware                     555 Wireless Blvd.
                                                            No. 2510740                  Hauppauge, NY  11788

American Radio Corp.                                        Georgia                      3080 Northfield Road
                                                            No.   None                   Roswell, GA  30076

Audiovox International Corp.                                Delaware                     150 Marcus Blvd.
                                                            No. 2252510                  Hauppauge, NY 11788

Audiovox Holding Corp.                                      New York                     150 Marcus Blvd.
                                                            No.   None                   Hauppauge, NY 11788

Audiovox Asia Inc.                                          Delaware                     150 Marcus Blvd.
                                                            2351218                      Hauppauge, NY 11788

Audiovox Latin America Ltd.                                 Delaware                     150 Marcus Blvd.
                                                            No. 2311119                  Hauppauge, NY 11788

Audiovox Canada Limited                                     Canada                       517 Vive Street
                                                            No.    None                  St. Cathariues  Ontario

Audiovox Electronics Corp.                                  Delaware                     150 Marcus Blvd.
                                                            No. 2510738                  Hauppauge, NY 11788

Code Systems, Inc.                                          Delaware                     525 Minnesota Street
                                                            No. 3482410                  Troy, MI  48083

Audiovox Communications                                     Nova Scotia                  5155 Spectrum Way
Canada Co.                                                  No. 3033489                  Mississauga, Ontario L4W 5A1



                                   SCHEDULE 4
                   TO THE GUARANATEE AND COLLATERAL AGREEMENT

                             LOCATIONS OF INVENTORY

Grantor                                                  Locations

Audiovox Corporation                                 150 Marcus Blvd., Hauppauge, New York

Audiovox Communications Corp.                        555 Wireless Blvd., Hauppauge, New York
                                                     105 Price Parkway, Farmingdale, New York
                                                     100 West Industry Court, Deer Park, New York
                                                     10 Grand Blvd., Deer Park, New York
                                                     211-1 Knickerbocker Ave, Bohemia, New York
                                                     11800 N.W. 102nd Road, Suite 1, Medley, Florida
                                                     2200 Secaucus Road, North Bergen, New Jersey
                                                     450 Lillard Drive, Sparks, Nevada
                                                     16808 Marquardt Ave, Cerritos, California
                                                     18450 South Wilmington, Rancho Dominguez,
                                                                California
                                                     1130 Watson Center Road, Carson, California

Audiovox Electronics Corp.                           150 Marcus Blvd., Hauppauge, New York
                                                     11-22 45th Road, Long Island City, New York
                                                     65 Engineer Road, Hauppauge, New York
                                                     1630 Oakland Road A217, San Jose, California
                                                     14550 Industry Circle, La Mirada, California
                                                     707 East Sepulveda Blvd., Suite 101, Carson,
                                                                California
                                                     1201 East McFadden Ave., Santa Ana, California
                                                     3670 131st Avenue North, Clearwater, Florida
                                                     11800 N.W. 102nd Road, Suite 1, Medley, Florida
                                                     205 Parr Blvd., Reno, Nevada
                                                     2200 Secaucus Road, North Bergen, New Jersey
                                                     570 Woodlake Circle, Chesapeake, Virginia
                                                     8050 Quaiity Drive, Prince George, Virginia

Quintex Mobile Communications Corp.                  525 Wireless Blvd., Hauppauge, New York
                                                     8004 Staples Mill Road, Richmond,Virginia
                                                     10423 Midlothian Turnpike, Richmond, Virginia
                                                     1213 N. Military Hwy, Broad Creek Shopping Ctr.,
                                                              Norfolk, Virginia
                                                     111 Coliseum Crossing, Hampton, Virginia






American Radio Corp.                                 3080 Northfield Place, Suite 120, Roswell, Georgia
                                                     8105 Kingston Pike, Knoxville, Tennessee
                                                     1600 Kingston Pike, Knoxville, Tennessee
                                                     3000-A Mall Road North, Knoxville, Tennessee
                                                     8802 Corporate Square Ct., #205, Jacksonville,
                                                              Florida

Code Systems, Inc.                                   950 East Whitcomb Ave., Madison Heights,
                                                              Michigan
                                                     30447 Edison Ave., Roseville, Michigan
                                                     62W. Freeman Road, Free Soil, Michigan
                                                     570 Woodlake Circle, Chesapeake, Virginia


Audiovox Canada Limited                              517 Vive Street, St. Cathariues  Ontario, Canada

Audiovox Communications                              5155 Spectrum Way, Mississauga, Ontario L4W
Canada Co.                                                    Canada

                                                                      Annex 2 to
                                              Guarantee and Collateral Agreement



                           ACKNOWLEDGEMENT AND CONSENT

     The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of ________, 2004 (the "Agreement"), made by the Grantors parties thereto for the benefit of JPMorgan Chase Bank, as Administrative Agent. The undersigned agrees for the benefit of the Administrative Agent and the Lenders as follows:

     1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

     2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

     3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.



                                     [NAME OF ISSUER]



                                     By:_______________________________________
                                          Name:
                                          Title:


                                     Address for Notices:

                                     -----------------------------------------

                                     -----------------------------------------


                                     -----------------------------------------
                                      Fax: